SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 25, 2003


                               GENERAL MILLS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                      1-1185                   41-0274440
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(State of Incorporation)           (Commission               (IRS Employer
                                   File Number)             Identification No.)


    Number One General Mills Boulevard
          Minneapolis, Minnesota                                  55426
        (Mail:  P.O. Box 1113)                                (Mail: 55440)
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: (763) 764-7600

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits. The following exhibit is furnished as part of this report:

             99.1  Press release of General Mills, Inc. dated June 25, 2003

ITEM 9.  REGULATION FD DISCLOSURE

         In accordance with Securities and Exchange Commission Release No. 33-8216, the following information is intended to be furnished under
         Item 12, "Results of Operations and Financial Condition." The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

         Furnished herewith as Exhibit 99.1 and incorporated herein by reference is a copy of a press release of General Mills, Inc. dated June 25, 2003 reporting financial results for its fourth quarter and fiscal year ended May 25, 2003.

                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 25, 2003


                                       GENERAL MILLS, INC.


                                       By:  /s/ Siri S. Marshall
                                          --------------------------------------
                                            Name:  Siri S. Marshall
                                            Title: Senior Vice President,
                                                   General Counsel

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                                  EXHIBIT INDEX


Exhibit
Number                                 Description
-------                                -----------

 99.1           Press release of General Mills, Inc. dated June 25, 2003.